UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 14, 2013

DLH Holdings Corp.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.
Atlanta, GA 30309
(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

DLH Holdings Corp. (the “Company”) held its Annual Meeting of Shareholders on February 14, 2013 in New York, New York. The results of the matters voted on by the shareholders are set forth below. Only shareholders of record as of the close of business on December 20, 2012 were entitled to vote at the Annual Meeting. As of the record date, 9,318,202 shares of common stock of the Company were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 8,052,238 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum.

Proposal 1 — Election of Class II Directors

The shareholders voted to elect the following Class II directors by the votes indicated to serve for a term of three years or until their successors are duly qualified and elected:

	Nominee		For	Withheld	Broker Non-Votes

	Frederick G. Wasserman		4,917,955	68,172	3,066,111

	William H. Alderman		4,931,744	54,383	3,066,111

	Austin J. Yerks III		4,976,285	9,842	3,066,111

Proposal 2 — Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s definitive proxy statement, by the following votes:

	For	Against	Abstain	Broker Non-Votes
	4,831,384	154,606	137	3,066,111

Proposal 3. Advisory Vote on the Frequency of the Advisory Vote on the Compensation of the Company’s Named Executive Officers

The shareholders recommended, on an advisory basis, that the frequency of future shareholder votes on the compensation of the Company’s named executive officers, as required by Section 14A(a)(2) of the Exchange Act, occur every year by the votes set forth in the table below:

	Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
	4,947,757	3,404	33,104	1,862	3,066,111

In accordance with the results of the advisory vote, the Board of Directors has determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year.

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of Withum, Smith + Brown, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013, by the following votes:

	For	Against	Abstain
	7,930,644	115,092	6,502

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

	By:	/s/ Zachary C. Parker
	Name:	Zachary C. Parker
	Title:	Chief Executive Officer
Date: February 19, 2013